                                                                  EXECUTION COPY


                                                                    EXHIBIT 99.1



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                    PARTNERSHIP INTEREST ASSIGNMENT AGREEMENT

                                      among

                           RED LION PROPERTIES, INC.,


                         BOYKIN HOTEL PROPERTIES, L.P.,


                                WEST DOUGHBOY LLC

                                       and

                             BOYKIN LODGING COMPANY


                             -----------------------

                                December 30, 1997

                             -----------------------




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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE 1    ASSIGNMENT; SUBSTITUTION; INDEMNIFICATION  . . . . . . . . .  .   2
     SECTION 1.1    Interest   . . . . . . . . . . . . . . . . . . . . . .. .  2
     SECTION 1.2    Consideration  . . . . . . . . . . . . . . . . . . . .. .  2
     SECTION 1.3    Intent of Substitution   . . . . . . . . . . . . . . .. .  2
     SECTION 1.4    Indemnification  . . . . . . . . . . . . . . . . . . .. .  2

ARTICLE 2    CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . .  .   3

ARTICLE 3    REPRESENTATIONS AND WARRANTIES   . . . . . . . . . . . . . .  .   3
     SECTION 3.1    Mutual   . . . . . . . . . . . . . . . . . . . . . . .. .  3
     SECTION 3.2    Transferee   . . . . . . . . . . . . . . . . . . . . .. .  4
     SECTION 3.3    Transferor   . . . . . . . . . . . . . . . . . . . . .. .  4
     SECTION 3.4    Ownership  . . . . . . . . . . . . . . . . . . . . . .. .  4

ARTICLE 4    CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . .  .   4
     SECTION 4.1    Mutual Conditions  . . . . . . . . . . . . . . . . . .  .  4
     SECTION 4.2    Conditions to Obligations of Transferee,
                     Operating Partnership and Parent . . . . . . . . . . . .  5
     SECTION 4.3    Conditions to Obligations of Transferor  . . . . . . . .   5

ARTICLE 5    TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . .    5
     SECTION 5.1    Termination  . . . . . . . . . . . . . . . . . . . . . .   5
     SECTION 5.2    Effects of Termination   . . . . . . . . . . . . . . . .   5

ARTICLE 6    MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . .  6
     SECTION 6.1   Certain Definitions.   . . . . . . . . . . . . . . . . . .  6
     SECTION 6.2   Survival of Representations and Warranties   . . . . . . .  6
     SECTION 6.3   Further Assurances   . . . . . . . . . . . . . . . . . . .  6
     SECTION 6.4   Governing Law  . . . . . . . . . . . . . . . . . . . . . .  6
     SECTION 6.5   Notices  . . . . . . . . . . . . . . . . . . . . . . . . .  7
     SECTION 6.6   Waivers and Amendments; Remedies   . . . . . . . . . . . .  8
     SECTION 6.7   Binding Effect; No Assignment; Third Party Beneficiary   .  8
     SECTION 6.8   Headings   . . . . . . . . . . . . . . . . . . . . . . . .  8
     SECTION 6.9   Counterparts   . . . . . . . . . . . . . . . . . . . . . .  8
     SECTION 6.10  Definitional Provisions  . . . . . . . . . . . . . . . . .  9
     SECTION 6.11  Severability   . . . . . . . . . . . . . . . . . . . . . .  9
     SECTION 6.12  Entire Agreement   . . . . . . . . . . . . . . . . . . . .  9

                                       i
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                 PARTNERSHIP INTEREST ASSIGNMENT AGREEMENT, dated December 30,
1997, among BOYKIN HOTEL PROPERTIES, L.P., an Ohio limited partnership (the "OPERATING PARTNERSHIP"), WEST DOUGHBOY LLC, an Ohio limited liability company (the "Transferee"), BOYKIN LODGING COMPANY, an Ohio corporation (the "Parent"), and RED LION PROPERTIES, INC., a Delaware corporation (the "TRANSFEROR").

                 a. The Parent, the Operating Partnership, the Transferor, Red Lion Inns Operating L.P., a Delaware limited partnership (the "SUBSIDIARY PARTNERSHIP"), Red Lion Inns Limited Partnership, a Delaware limited partnership (the "COMPANY"), Boykin Acquisition Partnership, L.P., a Delaware limited partnership ("MERGER SUB"), Boykin Acquisition Corporation I, Inc., an Ohio corporation and Boykin Acquisition Corporation II, Inc. an Ohio corporation have entered into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), pursuant to which, among other things, Merger Sub is expected to be merged (the "MERGER") with and into the Company.

                 b. The Transferor is the beneficial and record owner of the 1% general partner partnership interest (the "INTEREST") in the Subsidiary Partnership. The Transferor wishes to assign the Interest to the Transferee, and the Operating Partnership wishes for the Transferee, and the Transferee wishes, to accept such assignment and assume all rights, obligations and liabilities of the Transferor with respect to the Interest as part of the transactions contemplated by the Merger Agreement, and concurrently with, the Merger and each of them intends concurrently therewith that the Transferee shall become a substitute general partner of the Subsidiary Partnership with respect to the Interest, subject to the terms of the Amended and Restated Agreement of Limited Partnership of the Subsidiary Partnership (the "PARTNERSHIP AGREEMENT") and this Agreement.

                 c.       Certain capitalized terms used herein are defined in
Section 6.1. Capitalized terms used herein without definition and non-capitalized terms defined in the Merger Agreement and used herein shall have the meanings assigned to them in the Merger Agreement.

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE 1

                    ASSIGNMENT; SUBSTITUTION; INDEMNIFICATION

                 SECTION 1.1 Interest. Subject to the terms and conditions of this Agreement, upon the Effective Time, the Transferor shall sell, transfer, convey and assign and the Operating Partnership shall cause the Transferee to, and the Transferee shall, purchase, assume and accept the Interest in accordance with the Partnership Agreement, including Section 10.2 of the Partnership Agreement. The Operating Partnership shall at the Effective Time cause the Transferee to agree and the Transferee agrees to be bound by the terms of the Partnership Agreement. At the Effective Time, Transferee shall assume all obligations of the Transferor under the Partnership Agreement and the Transferor shall have no further obligations with respect thereto, except as and to the extent otherwise provided in the Merger Agreement.

                 SECTION 1.2 Consideration. The consideration for the Interest shall be a number of Parent Shares with a value (based upon the Closing Share Price) equal to the product of the Share Percentage multiplied by the Assignment Consideration Value (with cash in lieu of any fraction of a Parent Share) plus (b) an amount in cash equal to the product of the Cash Percentage multiplied by the Assignment Consideration Value (the "CONSIDERATION"). At the Closing (as defined in Article 2), the Operating Partnership shall cause the Transferee to, and the Transferee shall, deliver the cash portion of the Consideration by wire transfer in immediately available funds to an account previously designated by the Transferor and the Parent Share portion of the Consideration by physical delivery to the General Partner of a certificate representing that number of Parent Shares referred to in clause (a) above.

                 SECTION 1.3       Intent of Substitution.  In accordance with
Section 11.2 of the Partnership Agreement, the Transferee shall succeed the Transferor as the general partner of the Subsidiary Partnership, and the Transferor shall have no further interest whatsoever in the Subsidiary Partnership. The Transferor hereby agrees and the Operating Partnership hereby agrees to cause the Transferee to execute such other instruments, and take such other actions, as may be deemed necessary to admit the Transferee as a substitute general partner of the Subsidiary Partnership immediately prior to the withdrawal of the Transferor as the general partner of the Subsidiary Partnership.

                 SECTION 1.4 Indemnification. If the Subsidiary Partnership at any time has a net worth that is less than $110,000,000.00 (the difference between the Subsidiary Partnership's net worth at that time and $110,000,000.00, the "Net Worth Shortfall"), the Transferee and the Operating Partnership shall assume, to the extent of the Net Worth Shortfall and for so long as the Net Worth Shortfall exists, all of the indemnification obligations of the Subsidiary Partnership set forth in the Partnership Agreement. For purposes of this Section 1.4, the Subsidiary Partnership's "net worth" at any time means its net worth at that time calculated in accordance with generally accepted accounting principles, increased by the amount of the Subsidiary Partnership's accumulated depreciation and amortization at that time.


                                    ARTICLE 2

                                     CLOSING

                 The closing of the purchase, assignment and assumption of the Interest (the "Closing") shall take place concurrently with, and at the same time and place as, the closing of the Merger.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

                 SECTION 3.1       Mutual.

                 Each of the Operating Partnership, the Transferee and the Parent, on the one hand, and the Transferor, on the other hand, represents and warrants to the other as follows:

                          (a)  Organization.  It is a partnership, limited
liability company or a corporation (as the case may be) duly formed or organized, validly existing and in good standing under the laws of its jurisdiction of organization. It has all power and authority (corporate, partnership, limited liability company or otherwise) necessary to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby.

                          (b)  Authorization.  The execution and delivery by it
of this Agreement, the performance by it of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary actions (corporate, partnership, limited liability company or otherwise) on its part; subject, with respect to the Transferor, to obtaining the requisite approval of the Unitholders of the Merger Agreement, the other Transaction Documents and the transactions contemplated thereby, and with respect to the Parent, to obtaining the requisite approval of the shareholders of the Parent of the issuance of Parent Shares in connection with the Merger and this Agreement. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms of this Agreement.

                          (c)  No Breach.  The execution, delivery or
performance by it of this Agreement will not violate any provision of its articles or certificate of incorporation or other instrument of organization or by-laws or similar governing regulations, each as amended to date.


                 SECTION 3.2 Transferee. Each of the Operating Partnership, the Transferee and the Parent further represents and warrants to the Transferor that the Transferee shall be purchasing the Interest for its own account for investment and not with a view toward, or for resale in connection with, any distribution thereof. All of the Parent Shares required to be issued to the Transferor pursuant to this Agreement shall, when issued to the Transferor, be duly authorized, validly issued and free and clear of any Liens.

                 SECTION 3.3 Transferor. The Transferor further represents and warrants to the Operating Partnership that it is the legal, beneficial and record owner of the Interest. At the Effective Time, the Transferor shall convey good and valid title to the Interest, free and clear of any Lien, to the Transferee.

                 SECTION 3.4 Ownership. The Transferee is a wholly owned, direct or indirect, subsidiary of the Operating Partnership and no third person has a right of any kind to purchase an interest therein.


                                   ARTICLE 4

                               CLOSING CONDITIONS

                 SECTION 4.1 Mutual Conditions. The obligations of each of the Operating Partnership, the Transferee, the Parent and the Transferor under this Agreement to enter into and complete the Closing are subject to the following conditions precedent:

                          (a)  Closing of the Merger.  All of the conditions
precedent to the Merger shall have been satisfied or waived and the Merger shall have been consummated.

                          (b)  Company Unitholders Approval.  This Agreement
and the transactions contemplated hereby shall have been adopted and approved by the affirmative vote or consent of the Unitholders owning that number of limited partnership units of the Company required therefor under the agreement of limited partnership of the Company and applicable laws.

                          (c)  Parent Shareholder Approval.  The issuance of
the Parent Shares in connection with the Merger and this Agreement shall have been approved by the affirmative vote of the shareholders of the Parent owning that number of Parent Shares required therefor under the Parent's articles of incorporation, code of regulations and other organizational documents, the rules and regulations of the NYSE and applicable law.


                 SECTION 4.2 Conditions to Obligations of Transferee, Operating Partnership and Parent. The obligations of each the Operating Partnership, the Transferee and the Parent under this Agreement to enter into and complete the Closing are subject to the following condition precedent:

                          (a)  Representations.  Each of the representations
and warranties of the Transferor to the Transferee, the Parent and the Operating Partnership contained herein shall be true in all material respects with the same force and effect as though made on, at and as of the Effective Time. The Transferor shall have delivered to each of the Transferee, the Parent and the Operating Partnership a certificate, signed by an authorized representative and dated the Effective Time, to the foregoing effect.

                 SECTION 4.3 Conditions to Obligations of Transferor. The obligations of the Transferor under this Agreement to enter into and complete the Closing are subject to the following condition precedent:

                          (a)  Representations.  Each of the representations
and warranties of the Transferee, the Operating Partnership and the Parent to the Transferor contained herein shall be true in all material respects with the same force and effect as though made on, at and as of the Effective Time. Each of the Transferee, the Operating Partnership and the Parent shall have delivered to the Transferor a certificate, signed by an authorized representative and dated the Effective Time, to the foregoing effect.


                                    ARTICLE 5

                                   TERMINATION

                 SECTION 5.1 Termination. This Agreement shall terminate upon any termination of the Merger Agreement. This Agreement may be terminated prior to the Closing with the mutual written consent of the parties.

                 SECTION 5.2 Effects of Termination. If this Agreement is terminated in accordance with Section 5.1 and the transactions contemplated hereby are not consummated, this Agreement shall become void and of no further force and effect; provided that nothing in this Section 5.2 shall relieve a party of any liability if the termination of this Agreement is caused by willful breach of such party; provided further, that if this Agreement is terminated because the Merger Agreement is terminated pursuant to Section
7.1(g) or 7.1(h) of the Merger Agreement, the foregoing provisions of this sentence shall not relieve a party from liability for breach of contract based upon negligence in making any representation or warranty pursuant to this Agreement as of the date hereof.


                                    ARTICLE 6

                                  MISCELLANEOUS

                 SECTION 6.1       Certain Definitions.

                          (a)     "AGGREGATE EQUITY VALUE" shall mean an amount
equal to the sum of (i) $35,305,000 and (ii) the value of 3,110,048 Parent Shares determined by reference to the Closing Share Price.

                          (b)     "ASSIGNMENT CONSIDERATION VALUE" shall mean
an amount, not to be less than zero, equal to (i) one percent (1%) of the Aggregate Equity Value minus (ii) $987,901 which represents 99% of the Transferor's unpaid capital contribution to the Subsidiary Partnership.

                          (c)     "CASH PERCENTAGE" shall mean the percentage
obtained by dividing $35,305,000 by the Aggregate Equity Value.

                          (d)     "CLOSING SHARE PRICE" shall have the meaning
assigned to such term in Schedule I to the Merger Agreement.

                          (e)     "SHARE PERCENTAGE" shall mean the percentage
obtained by dividing the value of 3,110,048 Parent Shares (determined by reference to the Closing Share Price) by the Aggregate Equity Value.

                 SECTION 6.2       Survival of Representations and Warranties.
Section 3.3 shall survive the Closing of this Agreement. None of the other representations or warranties set forth herein shall survive the Closing.

                 SECTION 6.3 Further Assurances. The parties to this Agreement agree to promptly execute, acknowledge, deliver, file or record such further certificates, amendments, instruments or documents, and to do all such other acts, as may be required by law or may be necessary or advisable to carry out the intents and purposes of this Agreement.

                 SECTION 6.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

                 SECTION 6.5 Notices. All notices required or permitted to be given pursuant to this Agreement shall be given in the manner required by
Section 8.5 of the Merger Agreement and shall be addressed as follows:

                          if to the Transferor, to:

                          Special Committee of the Board of Directors of Red Lion Properties, Inc.,
                          as General Partner of
                          Red Lion Inns Limited Partnership
                          410 North 44th Street
                          Suite 700
                          Phoenix, AZ  85008
                          Attention:  Mr. Robert M. Melzer
                          Telecopier:  (617) 737-0228

                          with a copy to:

                          Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                          New York,  New York 10019-6064
                          Attention:  Toby S. Myerson, Esq.
                          Telecopier:  (212) 757-3990

                          and

                          Red Lion Properties, Inc.,
                          410 North 44th Street
                          Suite 700
                          Phoenix, AZ  85008
                          Attention:  Mr. Anupam Narayan
                          Telecopier:  (617) 737-0228
                          with a copy to:

                          Latham & Watkins
                          75 Willow Road
                          Menlo Park, California  94025
                          Attention:  Peter F. Kerman, Esq.
                          Telecopier:  (415) 463-2600

                          if to the Transferee, the Operating Partnership or
the Parent, to:

                          Boykin Lodging Company
                          1500 Terminal Tower
                          Cleveland, Ohio  44113
                          Attention:  Robert W. Boykin
                                      Chief Executive Officer
                          Telecopier: (216) 241-1329

                          with a copy to:

                          Baker & Hostetler LLP
                          3200 National City Center
                          Cleveland, Ohio  44114
                          Attention:  Albert T. Adams, Esq.
                          Telecopier:  (216) 696-0740

                 SECTION 6.6 Waivers and Amendments; Remedies. This Agreement may be amended, superseded, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

                 SECTION 6.7 Binding Effect; No Assignment; Third Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and legal representatives. This Agreement is not assignable except by operation of law. Except for the persons entitled to the benefits of Section 1.4, no person shall be, or be deemed to be, a third party beneficiary of this Agreement. Nothing expressed or implied in this Agreement is intended or shall be construed to give any Person other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

                 SECTION 6.8 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

                 SECTION 6.9 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

                 SECTION 6.10 Definitional Provisions. The words "hereby," "hereof," "herein" and "hereunder," and words of like import, refer to this Agreement as a whole and not to any particular Section or Article hereof. The words "including" and "include" mean including without limiting the generality of any description preceding such term.

                 SECTION 6.11 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

                 SECTION 6.12 Entire Agreement. This Agreement, the Company Confidentiality Letter, the Parent Confidentiality Letter and the other Transaction Documents embody the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof.

                 IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                     RED LION PROPERTIES, INC.

                                     By /s/ Anupam Narayan
                                       -----------------------------------------
                                        Name: Anupam Narayan
                                        Title: VP/Treas/Sec


                                     BOYKIN HOTEL PROPERTIES, L.P.

                                     By /s/ Robert W. Boykin
                                       -----------------------------------------
                                        Name: Robert W. Boykin
                                        Title: President

                                     BOYKIN LODGING COMPANY

                                     By /s/ Robert W. Boykin
                                       -----------------------------------------
                                        Name: Robert W. Boykin
                                        Title: President



                                     WEST DOUGHBOY LLC

                                     By /s/ Ronald A. Cook
                                       -----------------------------------------
                                        Name: Ronald A. Cook
                                        Title: President